INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED FEBRUARY 21, 2020 TO THE

PROSPECTUS DATED DECEMBER 20, 2019 OF:

INVESCO RAFITM STRATEGIC DEVELOPED EX-US SMALL COMPANY ETF (ISDS)

(the “Fund”)

The staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market (the “Exchange”) recently notified Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) that the Fund does not appear to be in compliance with the continued listing standards of the Exchange, which requires, among other things, that a listed security maintain at least 50 shareholders following its initial year of trading on the Exchange. Therefore, in accordance with its procedures, the Exchange may affix a “below compliance” (.BC) indicator to the Fund’s ticker symbol on the consolidated tape.

The Trust intends to submit a response to the Exchange demonstrating the Fund’s plan to comply with all Exchange rules going forward. Should the Staff accept the Trust’s plan for the Fund to re-gain compliance, the Staff will provide a 180-day “cure period,” during which the Fund must demonstrate that it is in compliance with all Exchange rules.

Should the Fund be unable to meet the Exchange’s listing standards by the end of its cure period, the Staff may determine to delist the Fund. In such event, you will receive additional information about the future plans for the Fund.

Please Retain This Supplement For Future Reference.

P-STAT-PRO-1-SUP-1 02212020